EXHIBIT 24.3

                                     CONSENT
                                       OF
                            MENDOZA BERGER & COMPANY
                                DATED MAY 1, 2003

                          INDEPENDENT AUDITOR'S CONSENT

We consent to the use in this Registration Statement of MSTG Solutions, Inc. on Form SB-2 -- Amendment No. 2 of our report, dated February 27, 2003, appearing in the Prospectus, which is part of this Registration Statement.

We also consent to the reference to our Firm under the captions "Experts" in such Prospectus.


____________________________________

MENDOZA BERGER & COMPANY
CERTIFIED PUBLIC ACCOUNTANTS

Irvine, California
May 1, 2003